UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2022

QUANTUM ENERGY, INC.

(Name of small business in its charter)

_____________________________________

Nevada	333-225892	98-0428608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3825 Rockbottom
North Las Vegas, NV
89030
(Address of principal executive offices)
Registrant's telephone number: 702-323-6455
______________________________________

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
COMMON/ PREFERRED	QEGY	OTC/PINK

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). ☐ Yes ☒  No

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES

On January 4, 2022, Quantum Energy, Inc., (the "Company" or the "Registrant”) completed confidential settlements with four former officers and directors of the Company who operated the Company from about 2014 through August of 2020, and one former affiliate of the Company. The Company retired the totality of the common shares and returned the common shares to the treasury of the Company. A total of 19,382,676 of the Company’s outstanding common shares have now been retired.

Between the months of July and September of 2020 the Company purchased through its Buyback Program 1,082,113 of it common shares resulting in a total 20,464,789 Common shares taken out of circulation through retirement or being purchased in the Company buyback program announced last year.

ITEM 5.02 DEPARTURE OF DIRECTOR

On January 03, 2022 the Board of Directors accepted the resignation of Mr. Jeffrey Mallmes from the Board of Directors and from all other positions with the Company.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SECTION 8 - OTHER EVENTS ITEM 8.01 OTHER EVENTS

On January 11, 2022, the Company updated is capitalization table to include the most recent changes to its list of affiliates to include John Suprock and wife Laura Suprock individually and as joint tenants along with Consortium LLC (the Suprock Parties) which is controlled by John Suprock controlling a combined 3,400,000 shares of the Company’s common stock representing 10.64% of the Company’s common stock.

On December 10, 2021, the Company filed an action against the the Suprock Parties in the United States District Court of the State of Nevada against the Suprock Parties (See: 2:21-cv-02184-JAD-BNW Quantum Energy Inc. v. PCS Advisors LLC et al). The complaint alleges breach of implied covenant of good faith & fair dealing, unjust enrichment, and breach of contract. The Company is seeking the return of the shares of its common stock and monetary damages from the Suprock Parties.

QUANTUM ENERGY, INC.

Date: January 11, 2022

By: /s/William Westbrook
Name:  William Westbrook
Title:   Authorized Officer